Earnings (Loss) Per Share	12 Months Ended
Mar. 31, 2012
Notes to Financial Statements
Earnings (Loss) Per Share

16 - EARNINGS (LOSS) PER SHARE

For the purposes of the earnings (loss) per share computation, the weighted average number of common shares outstanding has been used. Had the treasury stock method been applied to the unexercised share options, the effect on the earnings per share for the year ended March 31, 2012, would be negligible.

The following securities are considered "in the money" and could potentially dilute the basic earnings per share in the future but have not been included in diluted earnings per share because their effect was negligible:

	March 31, 2012	March 31, 2011	March 31, 2010

Stock options	2,910,843	8,112,875	8,529,438

Total options outstanding at March 31, 2012, 2011 and 2010 were 26,037,985, 26,215,382, and 25,901,445 respectively.